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                                                   Filed pursuant to Rule 497(e)
                                                               File No. 33-76582

                            SUPPLEMENT TO PROSPECTUS
                                       FOR
                     WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                               SEPARATE ACCOUNT 1

                          PROSPECTUS DATED MAY 1, 1996

        The Prospectus dated May 1, 1996 for individual variable annuity contracts offered by Western-Southern Life Assurance Company Separate Account 1 is amended and supplemented as follows:

        1. "FREE" AMOUNTS. This section, appearing at page 19 of the Prospectus, discloses that withdrawals of 10% of any Purchase Payment (to the extent not already withdrawn) may be made without surrender charge in each Contract year from two through seven. That disclosure is amended to allow such withdrawals to be made also in the first year of the Contract. After seven years, any portion of a Purchase Payment not previously withdrawn may be withdrawn in full without surrender charge.

        2. INDIVIDUAL RETIREMENT ANNUITIES. This section, appearing at page 26 of the Prospectus, states, in its second paragraph, that the maximum contribution to a spousal individual retirement account is the lesser of $2250 or 100% of compensation. That disclosure is amended to reflect changes in the Internal Revenue Code that increase the maximum permissible contribution to an amount that is the lesser of $4000 or 100% of compensation.

        3. QUALIFIED CONTRACTS AND QUALIFIED PLANS. This section, appearing at pages 24 to 27 of the Prospectus, is supplemented by the addition of the following disclosure regarding Savings Incentive Match Plans for
     Employees:

        SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE) - Employers may establish Savings Incentive Match Plans for Employees as defined under
     Section 408(p) of the Code. Employers may establish individual retirement annuities for employee salary deferral contributions and employer contributions. Employees who have earned or expect to earn over $5000 annually, may defer the lesser of $6000 (indexed annually) or 100% of earned income through a salary deferral arrangement. Employee salary deferral arrangements are excluded from federal income taxes and also may be excluded from state taxes. The employer is required to make a company contribution based on one of two schedules. The schedules are either a dollar for dollar match based on the employee salary deferral up to a maximum of 3% or make a 2% nonelective contribution based on compensation (which may not exceed $160,000 in 1997) to all eligible employees. Employer contributions may not exceed $6000. Employers sponsoring SIMPLE plans may not maintain additional qualified retirement plans. For certain individuals, there are adverse tax consequences applied to distributions taken in the first two years of participation.



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        4. ADMINISTRATOR. Information regarding the Administrator of the VI
     Trust and the SA Trust, appearing at pages 10 and 43 of the Prospectus, is amended to disclose that, effective December 1, 1996, Signature Financial Services, Inc. ceased providing administrative and fund accounting services to the Trusts and that Investors Bank & Trust Company ("IBT"), the Custodian for the Trusts (see "Custodian" at page 44 of the Prospectus), began providing such services immediately upon the termination of Signature. IBT provides the same services previously supplied by Signature. Although its fee structure is higher than Signature's, the increase will not affect the expenses being paid by Contract Owners owing to existing agreements under which Touchstone Advisors, Inc., as Sponsor, has agreed to reimburse the Trusts for total expenses exceeding the Expense Caps (as defined in the Prospectus). This commitment remains in effect at least until March 31, 1998. For information regarding the Expense Caps, see "Portfolio Expenses" beginning at page 3 of the Prospectus and "Sponsor" at page 44 of the Prospectus.

                    This Supplement is dated January 1, 1997.